GCAT 2020-RPL1 ABS-15G

Exhibit 99.5

Opus Capital Markets Consultants, LLC

GCAT 2020 – RPL1

Narrative

February 28, 2020

Executive Narrative

February 28, 2020

Performed by

Opus Capital Markets Consultants, LLC

For

Mortgage Acquisition Trust I LLC

This report summarizes the results of a due diligence review performed on a pool of 369 loans provided by Mortgage Acquisition Trust I, LLC (“Customer”) to Opus Capital Markets Consultants, LLC (“Opus CMC”), from which 100% of the loan sample was chosen and loaded into the OpusFirst® underwriting software.

Opus CMC was established in 2005. Opus was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

COMPLIANCE REVIEW

Opus CMC performed a detailed compliance review on 365 of the 369 loans and a partial compliance review on two (2) of the 369 loans. As the loan files had insufficient credit documentation available, the two (2) loans were not fully tested for QM/ATR.

Opus CMC performed a compliance review on the loans in order to verify that each loan was originated in compliance with applicable federal, state and local anti-predatory lending statutes required by the respective SOW. The compliance review scope is included in Sections 3 and 4 of Exhibit A herein and the compliance review results are included within Exhibit B.

The fee entry process was performed utilizing a hierarchy approach based upon documents available within the loan file. The ideal loan file included a Final HUD-1, of which the fees directly from this document would be used within Compliance testing. In the event a Final HUD-1 was not present in the file, a finding was raised for the missing document and alternative documentation was sought for fee entry. The alternative documentation would have been utilized based on the following order of importance:

i)	Final HUD-1 that is missing signature and/or not stamped true/certified;

ii)	Estimated HUD-1; or

iii)	Title Company Closing Statement.

Note: Opus generally met the NRSRO requirements noted above with the exception that not all loans were tested for compliance with Regulation X - Real Estate Settlement Procedures Act (RESPA). Twenty-four (24) loans were originated after January 1, 2010 and were tested for compliance with RESPA.

CREDIT AND COMPLIANCE REVIEW

Opus CMC performed a Credit & Compliance Review on two (2) of the 369 loans. The credit and compliance review scope is included in Exhibit A herein and the credit and compliance review results are included within Exhibit C.

EXHIBIT A

1.	Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review will consist of the following:

1.1	Guidelines

Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.

1.2	Employment

Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.

1.3	Income

Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.

1.4	Assets

Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.

1.5	Debt Ratio

Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.

1.6	Property Valuation

Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.

1.7	Loan-to-Value Ratio

Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.

1.8	Credit History

Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.

1.9	Credit Scores

Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines

1.10	Compensating Factors

Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.

2.	Document Review

A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

2.1	Collateral Docs

2.1.1	Title Commitment / Policy

Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.

2.1.2	Mortgage Note / Security Instrument

Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.

2.1.3	Mortgage / Deed of Trust

Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed. If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording.  If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.

2.1.4	Conveyance Deed

Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.

2.2	Closing Docs

2.2.1	Final Hud-1 Settlement Statement

If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.

2.2.2	Final Truth-in-Lending Disclosure

If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.

2.2.3	Notice of Right to Cancel

If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.

3.2.4 If required verify the presence of the current Loan Estimate (LE) at the time of origination

3.2.5 If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

2.3	Credit Docs

2.3.1	Loan Application

Verify the presence and completeness of both the initial and final loan applications.

2.3.2	Underwriting Worksheet

Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.

2.3.3	Credit Report

Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.

2.3.4	Housing Payment History

In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.

2.3.5	Letters of Explanation

When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

2.3.6	Gift Letters

When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

2.3.7	Income Documentation

Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

2.3.8	Asset Documentation

Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

2.3.9	Property Valuation Tools

Verify that each loan file contains adequate appraisal and other third-party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.

2.3.10	Proof of Insurance

Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

2.3.11	Sales Contract

Verify the final sales contract is in the file.

3.	Regulatory Compliance

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

3.1	Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23):  Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).

3.2	Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

3.3	MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

3.3.1	Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application

3.3.2	No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures

3.3.3	7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing

3.3.4	3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.

3.3.5	APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

3.4	Home Ownership Equity Protection Act (HOEPA) testing, to include:

3.4.1	APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]

3.4.2	Points and Fees test [HOEPA (§1026.32(a)(2))]

3.4.3	Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)

3.4.4	Review and confirm documentation type (i.e. full, stated, no ratio)

3.4.5	Review for evidence of prepayment penalty

3.4.6	Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

3.5	RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X.  The RESPA/Regulation X review will consist of the following:

3.5.1	Good Faith Estimate (GFE):

3.5.2	Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

3.5.3	Confirm the presence of the current GFE form in effect at the time of origination.

3.5.4	Verify the GFE was provided to the borrower(s) within three days of “Application”.

3.5.5	Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:

3.5.5.1	Borrower(s) First and Last Name

3.5.5.2	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)

3.5.5.3	Subject Property Address (including “To Be Determined”)

3.5.5.4	Mortgage Loan Amount Sought

3.5.5.5	Estimation of Property Value

3.5.5.6	Monthly Income

3.5.5.7	Any other requirement as defined in the lender’s policies and procedures

3.5.6	Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.

3.5.7	Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

3.5.8	Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)

3.5.9	Change of Circumstance Definition:

3.5.9.1	Acts of God, war, disaster or other emergency;

3.5.9.2	Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;

3.5.9.3	New information particular to the borrower or transaction that was not relied on in providing the GFE; or

3.5.9.4	Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems

3.5.9.5	In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.

3.5.9.6	Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”

3.5.10	Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

3.5.10.1	Confirm the presence of the current applicable Final HUD-1 form

3.5.10.2	Confirm the Final HUD-1 accurately lists all broker and YSP fees.

3.5.11	Good Faith Estimate (GFE) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

3.5.11.1	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:

3.5.11.1.1	Origination Charge

3.5.11.1.2	Credit or Charge for Interest Rate Chosen

3.5.11.1.3	Adjusted Origination Charge

3.5.11.1.4	Transfer Taxes

3.5.11.2	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:

3.5.11.2.1	Lender-required settlement services (lender selects third-party provider);

3.5.11.2.2	Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and

3.5.11.2.3	Government recording charges

3.5.12	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1

3.5.13	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to

3.5.14	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1

3.5.15	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

3.6	QM / ATR (Qualified Mortgage / Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

3.6.1	Ability-to-Repay:

3.6.1.1	Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.

3.6.1.2	Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third-party records/documentation/images:

3.6.1.2.1	Income and assets

3.6.1.2.2	Current employment status

3.6.1.2.3	Monthly qualifying mortgage payment for the proposed loan

3.6.1.2.4	Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, etc.

3.6.1.2.5	Debts, alimony and child support

3.6.1.2.6	Qualifying monthly DTI and residual income

3.6.1.2.7	Credit history

3.6.1.3	If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.

3.6.1.4	ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

3.6.2	Qualified Mortgage

Consultant has built edits and system processes to evaluate whether a loan meets the requirements of the Qualified Mortgage regulations. There are 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carve out special guidance on small creditor originations, Consultant will not be reviewing any additional documentation required to certify a small creditor and will test all files against either QM or TQM. All QM loan types must meet the following conditions:

3.6.2.1	No Negative Amortization and no interest only payments

3.6.2.2	No loan terms to exceed 30 years

3.6.2.3	Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)

3.6.2.4	Only documented verifications may be used to qualify the application (all loans are full documentation)

The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceed 43% and still passes the guidelines of the agency.

3.6.3	QM DTI Testing

The new debt-to-income threshold of 43.00% applies to any QM loan. The calculation will include new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values are included in the new QM debt-to-income test. In addition, only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

3.6.4	TQM Guideline Testing

For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:

3.6.4.1	LTV / CLTV

3.6.4.2	DTI – using the same calculation guidelines as QM

3.6.4.3	Credit Score

3.6.4.4	Reserves

3.6.4.5	Maximum Loan Amount

3.6.4.6	Maximum Cash Out

3.6.4.7	Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant will note the TQM failure. Customized reporting is available to support Customer requirements for specific loan conditions.

3.6.5	Points and Fees Testing

3.6.5.1	All loans seeking QM/TQM status need to pass the points and fees testing guidelines. QM Points and Fees testing will be done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion:

3.6.5.1.1	Finance charge - Third-party services included, if Consultant is unable to determine “bona fide” status from normal file documentation. Exceptions may require additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation is not present in file.

3.6.5.1.2	Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing.

3.6.5.1.3	Real estate-related fees

3.6.5.1.4	Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments

3.6.5.1.5	Maximum prepayment penalty

3.6.5.1.6	Prepayment penalty paid in a refinance.

3.6.5.2	In addition, the calculation is built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:

3.6.5.2.1	3 percent of the total loan amount for a loan greater than or equal to $100,000

3.6.5.2.2	$3,000 for a loan greater than or equal to $60,000 but less than $100,000

3.6.5.2.3	5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000

3.6.5.2.4	$1,000 for a loan greater than or equal to $12,500 but less than $20,000

3.6.5.2.5	8 percent of the total loan amount for a loan less than $12,500

3.6.6	QM/ATR Reporting

For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:

3.6.6.1	QM – NonHPML	[QM or TQM – Pass / HPML – No]

3.6.6.2	QM – HPML	[QM or TQM – Pass / HPML – Yes]

3.6.6.3	NonQM – Compliant	[QM or TQM – Fail, Exempt / ATR – Compliant]

3.6.6.4	NonQM – Noncompliant	[QM or TQM – Fail, Exempt / ATR – Noncompliant]

3.6.6.5	Not Covered – Exempt	[QM or TQM – Exempt / ATR – Exempt]

As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

3.6.7	HPML Testing – QM APR

Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

3.6.8	Escrow Requirement

Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

3.6.9	HPML Appraisal Rule

An HPML designation also requires additional appraisal requirements. A loan will be considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:

3.6.9.1	Three-day disclosure from application of the right to a free copy

3.6.9.2	Written appraisal from certified or licensed appraiser

3.6.9.3	Interior inspection

3.6.9.4	Delivery of copies no later than 3 days prior to consummation

3.6.9.5	If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:

3.6.9.6	The difference in the original sales price and the subsequent sales price

3.6.9.7	Changes in market conditions

3.6.9.8	Property improvements

There is additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

3.7.	TILA RESPA Integrated Disclosure Statement Of Work

3.7.1. ELIGIBILITY

3.7.1.1.	The following criteria are used in determining whether TRID applies:

3.7.1.1.1.	The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).

3.7.1.1.2.	The Loan Purpose and Property Type includes a closed-end mortgage secured by real estate:

3.7.1.1.2.1.	Purchase

3.7.1.1.2.2.	Refinance (Cash Out or Rate Term)

3.7.1.1.2.3.	Construction and Construction to Permanent Financing

3.7.1.1.2.4.	SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)

3.7.1.1.3.	The Loan Purpose and Property Type does not include:

3.7.1.1.3.1.	HELOCs

3.7.1.1.3.2.	Reverse mortgages

3.7.1.1.3.3.	Dwellings that are not attached to real property

3.7.1.1.4.	Mobile homes, where the consumer does not own the land For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.

3.7.1.1.5.	Opus CMC will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.

3.7.1.1.5.1.	Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.

3.7.2. TRID	COMPLIANCE REVIEW– LOAN ESTIMATE (″LE″)

3.7.2.1.	INITIAL LE

3.7.2.1.1.	Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1).

3.7.2.2.	REVISED LEs

3.7.2.2.1.	If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock. Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:

3.7.2.2.1.1.	Changed Circumstance affecting settlement charges

3.7.2.2.1.2.	Change Circumstance affecting eligibility

3.7.2.2.1.3.	Revisions requested by the consumer

3.7.2.2.1.4.	Interest rate dependent charges

3.7.2.2.1.5.	Expiration of the LE and

3.7.2.2.1.6.	Delayed settlement date on a construction loan

3.7.2.2.1.7.	Timing Requirement for LE 7 days prior to consummation

3.7.3. DETERMINATION	OF FINAL BINDING LE

3.7.3.1.	Review and analyze each LE in file to determine final Binding LE. If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]

3.7.3.1.1.	Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

3.7.3.1.2.	If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.

3.7.3.1.3.	Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:

3.7.3.1.3.1.	Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.

3.7.3.1.3.2.	General loan information and loan terms sections completed, and formatting is accurate.

3.7.3.1.3.2.1.	Verify loan term, purpose, and product descriptions follow the prescribed format.

3.7.3.1.3.2.2.	Verify all applicants applying for credit, as disclosed on the application, are listed on the LE

3.7.3.1.4.	“Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.

3.7.3.1.5.	If rate is locked, were lock expiration date, time and time zone disclosed.

3.7.3.1.6.	Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.

3.7.3.1.7.	Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.

3.7.3.1.8.	The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.

3.7.3.1.9.	Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.

3.7.3.1.9.1.	It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information

3.7.3.1.10.	Any addenda found in file listing ADDITIONAL fees for sections other than Section C

3.7.3.1.11.	If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.

3.7.3.1.12.	If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.

3.7.3.1.13.	The Comparison section is complete.

3.7.3.1.14.	Rounding rules verified as per 1026.37(o)(4).

3.7.3.1.15.	Other Considerations Section is complete

3.7.4. WRITTEN	LIST OF PROVIDERS

3.7.4.1.	If the lender places fees in the Services You Can Shop For category, verify that the file contains a Written List of Providers provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, the fees will be treated as a 10% Tolerance fee but a finding for missing service provider list will be noted. If a written list of service providers is provided outside of three (3) days of the application date, the fees will be treated as a 10% Tolerance fee but a finding for a service provider list being provided outside of three (3) days from application will be noted.

3.7.5. VARIANCE	TESTS

3.7.5.1.	Utilize one (1) of the following Variance Categories in performing variance tests:

3.7.5.1.1.	Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:

3.7.5.1.1.1.	Fees paid to the lender, broker or an affiliate of either lender or broker [except fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];

3.7.5.1.1.2.	Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and

3.7.5.1.1.3.	Transfer taxes.

3.7.5.1.1.4.	Lender Credits

3.7.5.1.2.	10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increases by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases include:

3.7.5.1.2.1.	Recording fees; and

3.7.5.1.2.2.	Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.

3.7.5.1.2.3.	Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero-tolerance fee.

3.7.5.1.3.	No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:

3.7.5.1.3.1.	Prepaid interest;

3.7.5.1.3.2.	Property insurance premiums;

3.7.5.1.3.3.	Impounds/Escrows;

3.7.5.1.3.4.	Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third-party provider not on the lender’s Written Service Provider List; and

3.7.5.1.3.5.	Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).

3.7.5.1.4.	Notes of interest for “No Tolerance/Unlimited”:

3.7.5.1.4.1.	Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.

3.7.5.1.4.2.	As noted above, Opus CMC will review the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, Opus CMC will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:

3.7.5.1.4.2.1.	The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium, a finding will be added that the LE was not issued in good faith.

3.7.5.1.4.2.2.	The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.

3.7.5.1.5.	Other Variance Notes

3.7.5.1.5.1.	Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC per Comment 19(e)(4)(ii)-1.

3.7.5.1.5.2.	For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.

3.7.5.1.5.3.	For loans with an Interim LE, the following procedures will be applied:

3.7.5.1.5.3.1.	Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases

3.7.5.1.5.3.2.	In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

3.7.6. TRID	COMPLIANCE REVIEW – CLOSING DISCLOSURE (″CD″)

3.7.6.1.	Opus CMC will conduct a general CD review and verify the following:

3.7.6.2.	Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure as Final will ensure a timely review.

3.7.6.3.	That the correct form is used, and all sections of the CD are completed (no blanks or incomplete sections).

3.7.6.4.	Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement is based on lender guidelines

3.7.6.5.	If the CD does not contain a signature line for the consumer’s signature, OPUS will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, Opus CMC highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.

3.7.6.6.	If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation.

3.7.6.7.	On the final CD the following checks and limitations apply:

3.7.6.7.1.	Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.

3.7.6.7.2.	Closing, Transaction and Loan Information sections have been completed with accurate information.

3.7.6.7.3.	Loan terms sections are completed.

3.7.6.7.3.1.	Opus CMC will verify loan term, purpose, and product descriptions follow the prescribed format.

3.7.6.7.3.2.	Opus CMC will verify all applicants applying for credit, as disclosed on the application, are listed on the LE

3.7.6.7.4.	“Can this mount increase after closing?” and “Does the loan have these features” sections are completed accurately.

3.7.6.7.5.	Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.

3.7.6.7.6.	Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.

3.7.6.7.7.	Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For).

3.7.6.7.8.	Calculating Cash to Close table completed accurately.

3.7.6.7.9.	Summaries of Transaction section completed accurately

3.7.6.7.10.	Loan Disclosures section complete:

3.7.6.7.10.1.	CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).

3.7.6.7.10.2.	Late Payment completed properly (terms disclosed and accurate per note).

3.7.6.7.10.3.	Escrow Amount section completed properly (only one box selected, and amounts disclosed).

3.7.6.7.10.3.1.	Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1 year period after consummation (1026.38)(I)(7)(i)(A)(1).

3.7.6.7.11.	Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38)(I)(7)(i)(B)(1)

3.7.6.7.12.	If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed accurately.

3.7.6.7.13.	If ARM or Step, is Adjustable Interest Rate (″AIR″) Table disclosed accurately.

3.7.6.7.14.	Loan Calculations section complete and accurate.

3.7.6.7.14.1.	Total of Payments is accurate per 1026.38(o)(1).

3.7.6.7.14.1.1.	Include fees in section A, B, and C that are paid by the borrower as well as the seller or other if those fees are customarily paid by the borrower.

3.7.6.7.14.2.	Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.

3.7.6.7.14.3.	Total Interest Percentage (TIP) accurate with proper rounding.

3.7.6.7.15.	Other Disclosures section complete with at least one choice selected as applicable.

3.7.6.7.15.1.	Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.

3.7.6.7.16.	Contact Information section is complete with information from each party of the transaction provided as applicable.

3.7.6.7.17.	Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

3.7.7. TRID	METHOD OF RECEIPT OF LE AND CD

3.7.7.1.	Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements. For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:

3.7.7.1.1.	In Person: borrower signature date is used.

3.7.7.1.2.	Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.

3.7.7.1.3.	Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.

3.7.7.1.4.	Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.

3.7.7.1.5.	Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

3.7.7.1.6.	Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

3.7.7.2.	*NOTE: If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

3.7.8. OTHER	RECOMMENDED TRID COMPLIANCE TESTS

3.7.8.1.	Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:

3.7.8.2.	Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.

3.7.8.3.	Use of TRID forms on loans not covered by TRID: a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).

3.7.8.4.	Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.

3.7.8.5.	Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, generally use the notary date. If there are multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.

3.7.8.6.	Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-consummation disclosures under TRID:

3.7.8.6.1.	Escrow Closing Notice; and

3.7.8.6.2.	Mortgage servicing transfer and partial payment notices.

3.7.9. SUBSEQUENT	CHANGES AFTER CONSUMMATION

3.7.9.1.	The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through (v) are acceptable for changes and corrections to the Final CD after consummation.

3.7.9.1.1.	1026.19(f)(2)(iii) – Changes due to events occurring after consummation.

3.7.9.1.1.1.	If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.

3.7.9.1.2.	1026.19(f)(2)(iv) – Changes due to clerical errors.

3.7.9.1.2.1.	Non-numeric clerical errors, for the purpose of this scope document are any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:

3.7.9.1.2.1.1.	Corrections to the closing information section.

3.7.9.1.2.1.2.	Corrections to the transaction information section.

3.7.9.1.2.1.3.	Corrections to loan id # or MIC #.

3.7.9.1.2.1.4.	Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.

3.7.9.1.2.1.5.	Corrections to the fee labels and/or order of fees.

3.7.9.1.2.1.6.	Corrections to the location of the fee(s).

3.7.9.1.2.1.7.	Corrections to missing cure language.

3.7.9.1.2.1.8.	Corrections to the “Did This Change” section of Calculating Cash to Close.

3.7.9.1.2.1.9.	Corrections to the Loan Disclosures section

3.7.9.1.2.1.10.	Corrections to non-numeric items in the Escrow Account section.

3.7.9.1.2.1.11.	Corrections to the Other Disclosures section.

3.7.9.1.2.1.12.	Corrections to the Contact Information section.

3.7.9.1.3.	1026.19(f)(2)(v) – Refunds related to the good faith analysis.

3.7.9.1.3.1.	Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

3.7.9.2.	A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

3.7.9.3.	Errors on LE’s and Interim CD’s and numeric errors on final CD’s which do not have prescribed cures as per the regulation will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

3.8	Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:

3.8.1	Servicing Transfer Disclosure (for applications prior to 10/03/2015):

3.8.1.1	Confirm the presence of the Servicing Transfer Disclosure form in file

3.8.1.2	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”

3.8.2	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):

3.8.2.1	Confirm the presence of the Home Loan Tool Kit is in file for covered loans.

3.8.2.2	Confirm the Home Loan Tool Kit is provided within three general business days of application

3.8.3	Affiliated Business Disclosure

3.8.3.1	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements

3.8.3.2	Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)

3.8.3.3	Confirm the Affiliated Business Disclosure is executed.

3.8.4	Initial Escrow Disclosure Statement

3.8.4.1	Confirm the presence of the Initial Escrow Disclosure Statement in file

3.8.4.2	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

3.9	National Flood Insurance Program (NFIP)

Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

3.10	Homeowner’s Flood Affordability Act (HFIAA)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016

3.10.1	Frequency – Payable with same frequency as payments designated for the loans

3.10.2	Exceptions

3.10.2.1	Loan is an extension of credit primarily for business, commercial or agricultural purposes

3.10.2.2	Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance

3.10.2.3	Flood Insurance coverage for the residential real estate is provided by a policy that

3.10.2.3.1	Meets requirements

3.10.2.3.2	Provided by a condominium association, cooperative or other applicable group and

3.10.2.3.3	The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

3.11	Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

3.12	Seasoning and Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

4.	High Cost - State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

4.1	Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.

4.2	California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.

4.3	California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.

4.4	Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)

4.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.

4.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).

4.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.

4.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.

4.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.

4.10	Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)

4.11	Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.

4.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.

4.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.

4.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).

4.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

4.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).

4.17	Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.

4.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.

4.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).

4.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).

4.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).

4.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.

4.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).

4.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00

4.25	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.

4.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).

4.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.

4.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).

4.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.

4.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.

4.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.

4.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).

4.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).

4.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).

4.35	North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).

4.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.

4.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.

4.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).

4.39	Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.

4.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.

4.41	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.

4.42	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.

4.43	South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.

4.44	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.

4.45	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.

4.46	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.

4.47	Texas Constitution, Section 50(a)(6), Article XVI

4.48	Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.

4.49	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.

4.50	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.

4.51	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.

4.52	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

4.53	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.

4.54	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.

4.55	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.

4.56	Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

5.	Misrepresentation and Third Party Product Review

Validate that fraud reports and independent third-party property valuations reports are in the file. The review will consist of the following:

5.1	Misrepresentation Review

. The Misrepresentation may include the following:

5.1.1	Signatures

Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.

5.1.2	Alerts

Assess credit report alerts for accuracy and potential issues.

5.1.3	Social Security Numbers

Compare SSN(s) across all file documents.

5.1.4	Document Integrity

Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.

5.1.5	Data Consistency

Review the documents contained in the loan file for consistency of data.

5.1.6	Third Party Fraud Tools

To the extent a third-party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

5.2	Independent Third Party Values

Review each loan to determine whether a third-party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance and apply the appropriate rating agency grade after reviewing the required valuation products.

5.2.1	For loans seasoned less than 12 months a retroactive desk review will generally be ordered. If the retroactive desk review supports the origination appraised value within a 10% variance no additional products will be required. If the retroactive desk review does not support the original appraised value within a 10% variance, a secondary valuation product such as a field review or drive-by appraisal will be required. If the loan is seasoned more than 12 months generally a BPO can be ordered. The seasoning and products can be adjusted to meet specific rating agency requirements.

5.2.2	Consultant will also perform the following steps

5.2.2.1	Based on review of the original appraisal

5.2.2.1.1	Property is complete

5.2.2.1.2	Value is based on as-is condition

5.2.2.1.3	Property is described as average or better condition

5.2.2.1.4	No apparent appraiser independence violation statements

5.2.2.1.5	Appraisal addresses any adverse comments

5.2.2.2	Appraisal is completed on appropriate GSE Form

5.2.2.2.1	Appraisal contains required attachments

5.2.2.3	Appraiser was appropriately licensed at the time the appraisal was signed

5.2.3	If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.

5.2.4	Value Review Disclaimer

5.2.4.1	The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.

5.2.4.2	Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.

5.2.4.3	Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.

5.2.4.4	Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.

5.3	Payment History and Servicing Comments

If a loan is seasoned more than 12 months, the Client will provide payment histories and servicing comments for (i) 36 months, or (ii) the time period required by the rating agencies. The Consultant will review the provided payment histories and comments to determine the following:

5.3.1	– Timely payment posting

5.3.2	– Request for modification

5.3.3	– Property condition issues

5.3.4	– Change in occupancy

5.3.5	– Change in ability to pay

5.3.6	– Other items impacting the enforcement of the lien

5.4	Title Reports

5.4.1	If the loan is season over 24 months Consultant will facilitate the ordering of title reports. Consultant and client agree the vendor providing the title reports will be responsible for issuing a separate 15E.

5.4.2	Consultant is not responsible for the accuracy of the title reports, nor makes any representations or warranties with respect to any of the information contained in the title reports.

5.5	Updated FICO Scores

If the FICO score contained in the loan file is aged more than 6 months, an updated FICO score will be required

5.6	Properties in FEMA declared disaster zones.

If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure

5.6.1	No apparent damage to the property

5.6.2	Property appears to be occupied

6.	Data Compare

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance. Consultant and Client can mutually agree to change the listed fields a review by review basis.

6.1	- Appraised Value

6.2	CLTV

6.3	DTI

6.4	FICO

6.5	Interest Only

6.6	Interest Rate

6.7	Loan Term

6.8	Loan Purpose

6.9	LTV

6.10	Occupancy

6.11	Original Balance

6.12	Property Address

6.13	Property City

6.14	Property State

6.15	Property Type

6.16	Sales Price

6.17	Second Mortgage Lien Amount

6.18	Self Employed

6.19	Units

6.20	Zip Code

6.21	Loan Type

6.22	QM Status

EXHIBIT B

SUMMARY OF COMPLIANCE REVIEW

DBRS Compliance Grading

Final Grade

	A	B	C	D
A	78	0	0	0
B	0	148	0	0
C	0	0	15	0
D	0	1	0	125

Moody's Compliance Grading

Final Grade

	A	B	C	D
A	78	0	0	0
B	0	148	0	0
C	0	0	15	0
D	0	1	0	125

EXHIBIT C

Summary of Credit-Compliance Review

Pool Details

Loan Type			Product Type
Type	Count	% of Pool	Type	Count	% of Pool
Non-Conforming	1	50.00%	Fixed	2	100.00%
Conforming-GSE Eligible	1	50.00%	ARM	0	0.00%
Total	2	100.00%	Total	2	100.00%

Interest Rate			Occupancy
Type	Count	% of Pool	Type	Count	% of Pool
4.000-4.499	0	0.00%	Primary	1	50.00%
4.500-4.999	2	100.00%	Second Home	0	0.00%
5.000-5.499	0	0.00%	Investment Property	1	50.00%
5.500-5.999	0	0.00%
6.000-6.499	0	0.00%	Total	2	100.00%
6.500-6.999	0	0.00%
7.000-7.499	0	0.00%
7.500-7.999	0	0.00%
Total	2	100.00%

			Property Type
Purpose			Type	Count	% of Pool
Type	Count	% of Pool	Single Family Detached	2	100.00%
Cash out Refi	1	50.00%	Co-op	0	0.00%
Purchase	0	0.00%	Condo, Low Rise	0	0.00%
Rate / Term Refi	1	50.00%	Condo, High Rise	0	0.00%
Total	2	100.00%	PUD	0	0.00%
			1 Family Attached	0	0.00%
			2 Family	0	0.00%
			3 Family	0	0.00%
			4 Family	0	0.00%
			Total	2	100.00%

DTI
Type	Count	% of Pool
0.00-20.00	0	0.00%	LTV
20.01-30.00	1	50.00%	Type	Count	% of Pool
30.01-40.00	0	0.00%	0-30.00	0	0.00%
40.01-43.00	0	0.00%	30.01-40.00	0	0.00%
43.01-50.00	1	50.00%	40.01-50.00	0	0.00%
50.01 +	0	0.00%	50.01-60.00	0	0.00%
Total	2	100.00%	60.01-70.00	0	0.00%
			70.01-80.00	1	50.00%
			80.01-90.00	0	0.00%
			90.01 +	1	50.00%
			Total	2	100.00%

QM Type
Type	Count	% of Pool
QM/HPML	1	50.00%
Not Covered/Exempt	1	50.00%
Total	2	100.00%

Exhibit D – List of Loans (369 Loans)

Credit-Compliance Review - 2 Loans	Compliance Only (Sections 3 and 4 from Exhibit A) - Post QM Audit did not perform QM/ATR Testing – 2 Loans
1911300050	1911301297
1911300545	1911303533

Compliance Only (Sections 3 and 4 from Exhibit A) - 365 Loans Part I
1911303360	1911301138	1911301497	1911300345	1911302576
1911303400	1911301047	1911302080	1911300496	1911302023
1911303304	1911302866	1911301837	1911300402	1911301964
1911301549	1911300878	1911302796	1911303950	1911302770
1911300362	1911301355	1911301452	1911302163	1911301294
1911300576	1911300596	1911304016	1911300451	1911303128
1911302896	1911302292	1911303395	1911301302	1911303178
1911300811	1911303735	1911303954	1911302101	1911303622
1911300572	1911302780	1911302953	1911303510	1911304007
1911301063	1911301313	1911304259	1911300681	1911303705
1911303469	1911300161	1911302956	1911300075	1911300562
1911301626	1911300361	1911301054	1911300525	1911301751
1911302882	1911300617	1911301640	1911303870	1911300888
1911301826	1911301674	1911301244	1911303221	1911301011
1911301757	1911300869	1911303857	1911302708	1911302265
1911300779	1911302631	1911301377	1911300064	1911303233
1911302114	1911300973	1911303227	1911303769	1911303424
1911300277	1911301220	1911300693	1911300297	1911303201
1911300587	1911302342	1911301106	1911303175	1911303314
1911301688	1911302702	1911301607	1911302559	1911304050
1911303717	1911301758	1911301195	1911301239	1911304341
1911303645	1911302015	1911300829	1911303918	1911301848
1911301705	1911303795	1911300930	1911301296	1911300910
1911300903	1911301762	1911301943	1911304132	1911303745
1911300900	1911302367	1911300192	1911300939	1911301808
1911302781	1911304142	1911301645	1911302381	1911300411
1911301295	1911302434	1911301178	1911303629	1911300252
1911300083	1911303546	1911300881	1911303933	1911301228
1911301864	1911302045	1911301072	1911301746	1911303427
1911304247	1911300321	1911302091	1911301710	1911301975
1911303778	1911303490	1911302893	1911303406	1911302380
1911301277	1911303784	1911303153	1911301241	1911303829
1911303966	1911304134	1911304258	1911303352	1911302241
1911301918	1911304298	1911301030	1911302096	1911301032
1911301209	1911303295	1911300814	1911301693	1911301785
1911300107	1911302605	1911304125	1911302949	1911302731
1911302145	1911303820	1911304059	1911301114	1911301205

Compliance Only (Sections 3 and 4 from Exhibit A) - 365 Loans Part II
1911303720	1911303952	1911300145	1911302411	1911303646
1911304097	1911302365	1911301434	1911300477	1911301301
1911301862	1911303776	1911302857	1911300207	1911300220
1911300837	1911302415	1911302825	1911300600	1911302980
1911303758	1911300613	1911300891	1911301251	1911301774
1911303035	1911300504	1911302861	1911303957	1911301820
1911300356	1911301444	1911300518	1911300598	1911300339
1911300612	1911302372	1911302414	1911303892	1911301662
1911301722	1911300413	1911301504	1911303211	1911303030
1911302233	1911301577	1911301997	1911303561	1911302513
1911301080	1911301043	1911303682	1911303034	1911303365
1911301506	1911300575	1911301921	1911302817	1911300105
1911303774	1911301368	1911300037	1911301026	1911302332
1911302784	1911301252	1911301216	1911300384	1911303234
1911303632	1911303404	1911300999	1911300131	1911301554
1911300725	1911304155	1911301781	1911300217	1911302064
1911301659	1911301291	1911300564	1911300892	1911302994
1911303542	1911304161	1911301123	1911300353	1911303260
1911303823	1911302011	1911301136	1911301855	1911300415
1911300969	1911302384	1911303025	1911302388	1911300893
1911302307	1911300155	1911303790	1911301611	1911301571
1911301018	1911301789	1911301927	1911302034	1911300449
1911300191	1911304162	1911301246	1911301305	1911303989
1911303217	1911301973	1911304333	1911301130	1911300146
1911303893	1911301902	1911301723	1911303584	1911301040
1911302026	1911302765	1911301247	1911301124	1911300261
1911300859	1911302723	1911300883	1911301916	1911300326
1911301059	1911301720	1911301627	1911303130	1911300674
1911303173	1911301122	1911303579	1911302954	1911301505
1911300400	1911300248	1911303487	1911301578	1911301226
1911301120	1911301793	1911302458	1911302487	1911301078
1911301823	1911300956	1911303839	1911303093	1911301458
1911301016	1911302010	1911301069	1911302099
1911301565	1911301466	1911303886	1911302186
1911304054	1911301704	1911300995	1911300240
1911300977	1911302856	1911300832	1911302767
1911301782	1911302178	1911300794	1911300382

If you have any questions, please contact Gregg Gorse at 224-619-3503 or Gregg.Gorse@opuscmc.com.